Financial Assets and Liabilities	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Financial Assets and Liabilities

Note 11—Financial Assets and Liabilities

The financial assets and liabilities comprise the following:

(EUR’000)	June 30, 2025	December 31, 2024
Financial assets by category
Trade receivables	110,452	166,280
Other receivables (excluding indirect tax receivables)	4,421	3,964
Cash and cash equivalents	494,046	559,543
Financial assets measured at amortized cost	608,919	729,787
Total financial assets	608,919	729,787
Classified in the statement of financial position
Non-current assets	2,711	2,317
Current assets	606,208	727,470
Total financial assets	608,919	729,787

Financial liabilities by category
Borrowings
Convertible senior notes	418,073	458,207
Royalty funding liabilities	283,530	305,379
Lease liabilities	90,931	93,030
Trade payables and accrued expenses	93,718	96,394
Other liabilities (excluding indirect tax, and employee related payables)	3,571	311
Financial liabilities measured at amortized cost	889,823	953,321
Derivative liabilities	186,579	150,670
Financial liabilities measured at fair value through profit or loss	186,579	150,670
Total financial liabilities	1,076,402	1,103,991
Classified in the statement of financial position
Non-current liabilities	330,186	365,080
Current liabilities	746,216	738,911
Total financial liabilities	1,076,402	1,103,991

Borrowings

Convertible Senior Notes

In March 2022, the Company issued an aggregate principal amount of $575.0 million of fixed rate 2.25% convertible notes. The net proceeds from the offering of the convertible notes were $557.9 million (€503.3 million) after deducting the initial purchasers’ discounts and commissions and offering expenses. The convertible notes rank equally in right of payment with all future senior unsecured indebtedness. Unless earlier converted or redeemed, the convertible notes will mature on April 1, 2028.

The convertible notes accrue interest at a rate of 2.25% per annum, payable semi-annually in arrears on April 1 and October 1 of each year. At any time before the close of business on the second scheduled trading day immediately before the maturity date, noteholders may convert their convertible notes at their option into the Company’s ordinary shares represented by ADSs, together, if applicable, with cash in lieu of any fractional ADS, at the then-applicable conversion rate. The initial conversion rate is 6.0118 ADSs per $1,000 principal amount of convertible notes, which represents an initial conversion price of $166.34 per ADS. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events.

The convertible notes will be optionally redeemable, in whole or in part (subject to certain limitations), at the Company’s option at any time, and from time to time, on or after April 7, 2025, but only if the last reported sale price per ADS exceeds 130% of the conversion price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends the related optional redemption notice; and (ii) the trading day immediately before the date the Company sends such notice.

On June 30, 2025, the carrying amount of the convertible notes was €418.1 million, and the fair value was €411.7 million. Fair value cannot be measured based on quoted prices in active markets or other observable input, and accordingly the fair value was measured by using an estimated market rate for an equivalent non-convertible instrument.

Royalty Funding Liabilities

The Company has entered into capped synthetic royalty funding agreements with Royalty Pharma (the “Purchaser”), which is presented as part of borrowings, and represents the Company’s contractual obligations to pay a predetermined percentage of future commercial revenue until reaching a predetermined multiple of proceeds received, according to the detailed provisions of the synthetic royalty funding agreements.

On June 30, 2025, the carrying amount of the royalty funding liabilities was €283.5 million, and the fair value was €289.3 million. Fair value cannot be measured based on quoted prices in active markets or other observable input, and accordingly the fair value was measured by using an estimated market rate for an equivalent instrument.

YORVIPATH Agreement

In September 2024, the Company entered into a $150.0 million capped synthetic royalty funding agreement (the “Royalty Pharma Yorvipath Agreement”) with the Purchaser. The net proceeds were $148.2 million (€134.2 million) after deducting offering expenses.

Under the terms of the Royalty Pharma Yorvipath Agreement, the Company received an upfront payment of $150.0 million (the “Yorvipath Purchase Price”) in exchange for a 3% royalty on net revenue from sales of YORVIPATH in the U.S. (the “Yorvipath Revenue Payments”). The Yorvipath Revenue Payments to the Purchaser will cease upon reaching a multiple of the Yorvipath Purchase Price of 2.0 times, or 1.65 times if the Purchaser receives Yorvipath Revenue Payments in that amount by December 31, 2029.

The Royalty Pharma Yorvipath Agreement includes a buy-out option, which provides the Company with the right to settle all outstanding liabilities at any time by paying a buy-out amount equal to 2.0 times the Yorvipath Purchase Price minus the Yorvipath Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice. However, if the buy-out notice is provided on or prior to September 30, 2028, and the Company has paid the Purchaser, Yorvipath Revenue Payments equal to the Yorvipath Purchase Price as of the date of the buy-out notice, then the buy-out amount is equal to 1.65 times the Yorvipath Purchase Price minus the Yorvipath Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice.

SKYTROFA Agreement

In September 2023, the Company entered into a $150.0 million capped synthetic royalty funding agreement (the “Royalty Pharma Skytrofa Agreement”) with the Purchaser. The net proceeds were $146.3 million (€136.3 million) after deducting offering expenses.

Under the terms of the Royalty Pharma Skytrofa Agreement, the Company received an upfront payment of $150.0 million (the “Skytrofa Purchase Price”) in exchange for a 9.15% royalty on net revenue from sales of SKYTROFA in the U.S., beginning on January 1, 2025 (the “Skytrofa Revenue Payments”). The Skytrofa Revenue Payments to the Purchaser will cease upon reaching a multiple of the Skytrofa Purchase Price of 1.925 times, or 1.65 times if the Purchaser receives Skytrofa Revenue Payments in that amount by December 31, 2031.

The Royalty Pharma Skytrofa Agreement includes a buy-out option, which provides the Company with the right to settle all outstanding liabilities at any time by paying a buy-out amount equal to 1.925 times the Skytrofa Purchase Price minus the Skytrofa Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice. However, if the buy-out notice is provided on or prior to December 31, 2028, and the Company has paid the Purchaser, Skytrofa Revenue Payments equal to the Skytrofa Purchase Price as of the date of the buy-out notice, then the buy-out amount is equal to 1.65 times the Skytrofa Purchase Price minus the Skytrofa Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice.

Derivative Liabilities

Derivative liabilities relate to the foreign currency conversion option embedded in the convertible notes.

Fair value cannot be measured based on quoted prices in active markets or other observable inputs, and accordingly, derivative liabilities are measured by using the Black-Scholes option pricing model. Fair value of the option is calculated, applying the following assumptions: (1) conversion price; (2) the Company’s share price; (3) maturity of the option; (4) a risk-free interest rate equaling the effective interest rate on a U.S. government bond with the same lifetime as the maturity of the option; (5) no payment of dividends; and (6) an expected volatility using the Company’s share price (49.5% and 49.6% as of June 30, 2025 and December 31, 2024, respectively).

For additional description of fair values, refer to the following section “Fair Value Measurement.”

Sensitivity Analysis

On June 30, 2025, all other inputs and assumptions held constant, a 10% relative increase in volatility, will increase the fair value of derivative liabilities by €14.0 million and indicates a decrease in profit or loss and equity before tax. Similarly, a 10% relative decrease in volatility indicates the opposite impact.

Similarly, on June 30, 2025, all other inputs and assumptions held constant, a 10% increase in the share price, will increase the fair value of derivative liabilities by €37.6 million and indicates a decrease in profit or loss and equity before tax. Similarly, a 10% decrease in the share price indicates the opposite impact.

Fair Value Measurement

Because of the short-term maturity for cash and cash equivalents, receivables and trade payables, their fair value approximate carrying amount. Fair value of lease liabilities are not disclosed. Fair value compared to carrying amount of convertible notes, royalty funding liabilities and derivative liabilities, and their level in the fair value hierarchy is summarized in the following table, where:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

Level 3 inputs are unobservable inputs for the asset or liability.

	June 30, 2025		December 31, 2024
(EUR’000)	Carrying amount	Fair value	Carrying amount	Fair value	Fair value level
Convertible senior notes	418,073	411,689	458,207	438,288	3
Royalty funding liabilities	283,530	289,322	305,379	305,673	3
Financial liabilities measured at amortized cost	701,603	701,011	763,586	743,961
Derivative liabilities	186,579	186,579	150,670	150,670	3
Financial liabilities measured at fair value through profit or loss	186,579	186,579	150,670	150,670

The following table specifies movements in level 3 fair value measurements:

(EUR’000)	2025	2024
Derivative liabilities
January 1	150,670	143,296
Remeasurement recognized in finance (income) or expense	35,909	15,763
June 30	186,579	159,059

Maturity Analysis

The following table summarizes maturity analysis (on an undiscounted basis) for non-derivative financial liabilities recognized in the unaudited condensed consolidated interim statements of financial position as of June 30, 2025:

(EUR’000)	< 1 year	1-5 years	>5 years	Total contractual cash-flows	Carrying amount
Financial liabilities
June 30, 2025
Borrowings (excluding lease liabilities)	41,635	899,938	—	941,573	701,603
Lease liabilities	15,270	58,290	29,897	103,457	90,931
Trade payables, accrued expenses and other liabilities	97,289	—	—	97,289	97,289
Total financial liabilities	154,194	958,228	29,897	1,142,319	889,823

“Borrowings (excluding lease liabilities)” comprise convertible notes and royalty funding liabilities. Expected maturity for royalty funding liabilities is based on anticipated amount and timing of future revenue from sale of commercial products. Further details regarding the payment structure of the royalty funding agreements are provided above.